SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                January 15, 2002
                                 Date of Report
                           (Date of Earliest Reported)


                           NEW ERA TECHNOLOGIES, INC.
                       (Name of Small Business Registrant)


    Nevada                        0-32253                       87-0650264
  (State of                     (Commission                  (I.R.S. Employer
Incorporation)                  File Number)              Identification Number)


                23935 Madison Street, Torrance, California 90505
           (Address of Principal Executive Offices Including Zip Code) (Formerly 10245 East Via Linda, Suite 220, Scottsdale, Arizona 85258)


                                 (310) 373-6888
                           (Issuers Telephone Number)

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     On December 12, 2001, Mr. John Cartier, registrant's President and Chief Executive Officer, resigned without a disagreement with the registrant. Mr. Carl
P. Ranno was elected by the remaining board members to replace Mr. Cartier as a director. Mr. Ranno also replaced Mr. Cartier as President and Chief Executive Officer on an interim basis. The new Board of Directors consists of:

     Lilly W. Lin
     Thomas S. Lin
     Carl P. Ranno

ITEM 7. EXHIBITS

Exhibit
Number                        Description
------                        -----------
  17                     Letter of Resignation

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


                                    New Era Technologies Company


January 15, 2002                    /s/ Carl P. Ranno
                                    ----------------------------------------
                                    Carl P. Ranno, President and Director